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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                  July 15, 2002



                         WORLD OMNI AUTO RECEIVABLES LLC
 (Exact name of registrant and grantor of the Trust as specified in its charter)

                    WORLD OMNI AUTO RECEIVABLES TRUST 2002-A
                     (Issuer with respect to the Securities)

                                    Delaware
                 (State or other Jurisdiction of Incorporation)

                                    333-69732
                            (Commission File Number)

                                   52-2184798
                (Registrant's I.R.S. Employer Identification No.)

                         World Omni Auto Receivables LLC
                             190 N.W. 12/th/ Avenue
                            Deerfield Beach, FL 33442
   (Address of principal executive offices of registrant, including Zip Code)

       Registrant's telephone number, including area code: (954) 429-2200

   Former name or former address, if changed since last report: Not applicable

                         Exhibit Index appears on Page 4

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Item 5.  Other Events

         On July 10, 2002, World Omni Auto Receivables LLC, a Delaware limited liability company (the "Registrant"), entered into a trust agreement (the "Trust Agreement"), a copy of which is filed as an exhibit hereto, with Chase Manhattan Bank USA, National Association creating World Omni Auto Receivables Trust 2002-A (the "Trust"), a Delaware business trust. On July 10, 2002, the Trust, the Registrant, as seller, World Omni Financial Corp., as servicer (the "Servicer") and The Bank of New York entered into a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), a copy of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property were transferred to the Trust. On July 10, 2002 the Trust sold Auto Receivables Backed Notes, Series 2002-A, Class A-1, Class A-2, Class A-3, Class A-4 and Class B (the "Notes"), having an aggregate original principal amount of $837,250,000. The Notes were issued pursuant to an Indenture (the "Indenture"), dated as of July 10, 2002, between the Trust and The Bank of New York, as indenture trustee, a copy of which is filed as an exhibit hereto. The Notes were sold to Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston Corporation and First Union Securities, Inc., as underwriters, pursuant to an Underwriting Agreement, dated as of June 25, 2002, (the "Underwriting Agreement"), by and among the Registrant, the Servicer and, Banc of America Securities LLC, as representative of the underwriters, a copy of which is filed as an exhibit hereto.

         Interest on the Notes will be distributed on each Payment Date (as defined in the Indenture). Monthly distributions in reduction of the principal amount of the Notes will be allocated to the Notes in accordance with the priorities set forth in the Indenture.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibit No.        Description
-----------        -----------

Exhibit 1.1        Underwriting Agreement, dated as of June 25, 2002.

Exhibit 4.1        Sale and Servicing Agreement, dated as of July 10, 2002.

Exhibit 4.2        Indenture, dated as of July 10, 2002.

Exhibit 4.3        Trust Agreement, dated as of July 10, 2002.

Exhibit 99.1       Receivables Purchase Agreement, dated as of July 10, 2002.

Exhibit 99.2       Administration Agreement, dated as of July 10, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               WORLD OMNI AUTO RECEIVABLES LLC
                                               (Registrant)

                                               /s/ Alan Kirschenbaum
                                               ---------------------------------
Dated:  July 15, 2002                          By:  Alan Kirschenbaum
                                               Its:  Assistant Treasurer

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                                INDEX OF EXHIBITS

Exhibit No.        Description
-----------        -----------

Exhibit 1.1        Underwriting Agreement, dated as of June 25, 2002.

Exhibit 4.1        Sale and Servicing Agreement, dated as of July 10, 2002.

Exhibit 4.2        Indenture, dated as of July 10, 2002.

Exhibit 4.3        Trust Agreement, dated as of July 10, 2002.

Exhibit 99.1       Receivables Purchase Agreement, dated as of July 10, 2002.

Exhibit 99.2       Administration Agreement, dated as of July 10, 2002.

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